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Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation of our report dated March 2, 1998 included in this Form 8-K/A, into the Company's previously filed Registration Statement File Nos. 333-40959 and 333-27677.


                                             /s/ ARTHUR ANDERSEN LLP

                                            ARTHUR ANDERSEN LLP

San Francisco, California
March 24, 1998